                             SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                       1934

   Filed by the Registrant [X]

   Filed by a Party other than the Registrant [ ]

   Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12
[ ]  Confidential, For Use of the Commission
 Only (as permitted by Rule 14a-6(e)(2))

                                   BB&T Funds
                               3435 Stelzer Road
                              Columbus, Ohio 43219
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                              Alan G. Priest, Esq.
                                Ropes & Gray LLP
                              One Franklin Square
                       1301 K Street, N.W., Ste. 800 East
                             Washington, D.C. 20005
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
                                          N/A
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
                                          N/A
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
                                          N/A
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
                                          N/A
        ------------------------------------------------------------------------

     (5)  Total fee paid:
                                          N/A
        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
                                          N/A
        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
                                          N/A
        ------------------------------------------------------------------------

     (3)  Filing Party:
                                          N/A
        ------------------------------------------------------------------------

     (4)  Date Filed:
                                          N/A
        ------------------------------------------------------------------------

Notes:

                       IMPORTANT SHAREHOLDER INFORMATION

                                   BB&T Funds
                         BB&T International Equity Fund

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to the BB&T International Equity Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to the BB&T International Equity Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees of the BB&T International Equity Fund.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the BB&T International Equity Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                         BB&T INTERNATIONAL EQUITY FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 1, 2003

     Notice is hereby given that a Special Meeting of the Shareholders ("Special Meeting") of the BB&T International Equity Fund (the "Fund"), a separate series of BB&T Funds (the "Trust"), will be held at 4:00 p.m. (Eastern Time) on August 1, 2003 at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio, 43219, for the following purposes:

     1. To approve an Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. ("BB&T") and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") with respect to the Fund;

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person.

     Shareholders of record at the close of business on June 6, 2003 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                              By Order of the Trustees

                                              Jennifer Bailey
                                              Secretary

JUNE 30, 2003

SHAREHOLDERS ARE REQUESTED TO PROMPTLY VOTE BY TELEPHONE OR THE INTERNET OR TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY BB&T FUNDS' BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO BB&T FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

To Shareholders of the BB&T International Equity Fund:

     The purpose of this proxy is to announce that a Special Meeting of Shareholders (the "Special Meeting") of BB&T International Equity Fund (the "Fund"), a separate series of BB&T Funds (the "Trust"), has been scheduled for August 1, 2003. The purpose of this Special Meeting is to submit to the Shareholders a vote (1) to approve an Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. ("BB&T" or the "Adviser") and UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Sub-Adviser"), and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     While you are, of course, welcome to join us at the Special Meeting, most Shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). In order to conduct the Special Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Special Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

     We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

     Your vote is very important to us. As always, we thank you for your confidence and support.

                                              Sincerely,

                                              /s/ Walter B. Grimm
                                              Walter B. Grimm
                                              President
                                              BB&T Funds

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                     (OR VOTE BY TELEPHONE OR THE INTERNET)
                          YOUR VOTE IS VERY IMPORTANT

                                   BB&T FUNDS

                         BB&T INTERNATIONAL EQUITY FUND

Q.    WHY IS THE BOARD OF TRUSTEES PROPOSING TO ADOPT AN
INVESTMENT SUB-ADVISORY AGREEMENT?

A. On February 27, 2003, the Board of Trustees decided not to renew the sub-advisory agreement with BlackRock International Limited ("BlackRock International") and to replace BlackRock International with UBS Global AM as the investment sub-advisor to the Fund. In reaching this conclusion, the Trustees considered the best interests of both current and future shareholders of the Fund. Among other factors, the performance of accounts similar to the Fund that are managed by UBS Global AM has been superior. In unanimously approving the proposed Investment Sub-Advisory Agreement and recommending its approval by Shareholders, the Trustees of the Fund, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the Trustees included the nature, quality and extent of the service to be provided by UBS Global AM and data on investment performance, management fees and expense ratios of competitive funds. After considering these factors, the Trustees concluded that the proposed Investment Sub-Advisory Agreement would be beneficial to the Fund and to Shareholders.

Q.    WILL APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT
      RESULT IN ANY ADDITIONAL SHAREHOLDER EXPENSE?

A. No. Under the proposed agreement, the Adviser will continue to have full responsibility for providing investment advisory services to the Fund and will compensate the Sub-Adviser at its sole expense.

Q.    WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of August 1, 2003. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.    HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of BB&T Funds, including the independent members, recommends that you vote "FOR" adopting the proposed Investment Sub-Advisory Agreement. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q.    WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

              THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
                  BY DISCLOSURES CONTAINED IN THE ACCOMPANYING
                                PROXY STATEMENT

                         BB&T INTERNATIONAL EQUITY FUND
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 1, 2003
                            ------------------------

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of BB&T Funds (the "Trust") on behalf of BB&T International Equity Fund (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on August 1, 2003 at the Special Meeting of Shareholders of the Fund at 4:00 p.m. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Trust. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or BISYS Fund Services, Limited Partnership ("BISYS"), the Trust's administrator pursuant to a management and administration agreement between BISYS and the Trust dated June 1, 2000. In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

     Only Shareholders of record at the close of business on June 6, 2003 will be entitled to vote at the Special Meeting. On June 6, 2003, the Fund had outstanding the following shares of beneficial interest ("Shares"), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting.

BB&T INTERNATIONAL EQUITY FUND

      Class A Shares:
      Class B Shares:
      Class C Shares:
      Institutional Shares:

     This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about June 30, 2003.

     BB&T Funds' Declaration of Trust and Bylaws do not provide for annual shareholder meetings, and no such meetings are planned for 2003. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by BB&T Funds within a reasonable period of time prior to printing and mailing proxy material for such meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

     The Adviser for the BB&T International Equity Fund is BB&T Asset Management, Inc., 434 Fayetteville Street, Raleigh, North Carolina, 27601, a wholly-owned subsidiary of BB&T Corporation.

     The Trust's principal administrator and principal underwriter is BISYS Fund Services, LP, 3435 Stelzer Road, Columbus, Ohio.

     The Trust's principal distributor is BISYS Fund Services, LP, an Ohio Limited Partnership and subsidiary of The BISYS Group, Inc.

     Copies of the Fund's Annual Report dated September 30, 2002 and Semi-Annual Report dated March 31, 2003 are available upon request and may be obtained without charge by calling BB&T Funds, 3435 Stelzer Road, Columbus, Ohio 43219 at 1-800-228-1872.

     As of May 31, 2003 the Fund believes that BB&T and its bank affiliates were the Shareholders of record of 86.50% of the Fund's Shares. As a consequence, BB&T may be deemed to be a controlling person of the Fund under the 1940 Act.

     The following table sets forth, as of May 31, 2003 (unless otherwise indicated), the beneficial ownership of each shareholder known to management of the Fund to own beneficially more than 5% of the outstanding Shares of the Fund. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power. To the knowledge of management, no shareholder owned beneficially more than 5% of the outstanding shares of the BB&T International Equity Fund -- Institutional Class Shares. As of May 31,

2003, the Officers and Trustees of the Fund, individually and as a group, owned less than 1% of the outstanding Shares of the Fund.

               INTERNATIONAL EQUITY FUND -- CLASS A SHARES
-------------------------------------------------------------------------
             NAME AND ADDRESS OF                 NUMBER OF     PERCENT OF
               BENEFICIAL OWNER                 SHARES OWNED     CLASS
             -------------------                ------------   ----------
National Investor Services FBO
  508-24749-24
  55 Water Street 32nd floor
  NY NY 10041                                    523801.952      30.91%
Sterne Agee Leach Inc
  A C 4455-7087
  813 Shades Creek Pky
  Birmingham AL 35209                            451669.248      26.65%
Fiserv Securities Inc
  FAO 55884700
  2005 Market Street Suite 1200
  One Commerce Square
  Philadelphia Pa 19103                          298795.484      17.63%
Donaldson Lufkin Jenrette
  Securities Corporation Inc
  P O Box 2052
  Jersey City NJ 073039998                       223058.391      13.16%

               INTERNATIONAL EQUITY FUND -- CLASS B SHARES
-------------------------------------------------------------------------
             NAME AND ADDRESS OF                 NUMBER OF     PERCENT OF
               BENEFICIAL OWNER                 SHARES OWNED     CLASS
             -------------------                ------------   ----------
Donaldson Lufkin Jenrette
  Securities Corporation Inc
  PO Box 2052
  Jersey City NJ 073039998                        25786.896       8.33%

               INTERNATIONAL EQUITY FUND -- CLASS C SHARES
-------------------------------------------------------------------------
             NAME AND ADDRESS OF                 NUMBER OF     PERCENT OF
               BENEFICIAL OWNER                 SHARES OWNED     CLASS
             -------------------                ------------   ----------
J David Flowers
  10 Afton Ct
  Greenville SC 29601                               220.183      68.83%
BISYS Fund Services Inc
  60 State Street Suite 1300
  Attn Legal Services
  Boston MA 02109                                    99.701      31.17%

JUNE 30, 2003

                                  INTRODUCTION

     This Special Meeting is being called for the following purposes: (1) to approve an Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. ("BB&T" or the "Adviser") and UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Sub-Adviser") with respect to the Fund; and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Approval of each of the Proposals requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

                                  PROPOSAL (1)

                 APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
                      BETWEEN BB&T ASSET MANAGEMENT, INC.
                AND UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

     On February 27, 2003, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act, unanimously approved on behalf of the Fund the proposed Investment Sub-Advisory Agreement between BB&T and UBS Global AM. A copy of the proposed Investment Sub-Advisory Agreement between BB&T and UBS Global AM is included as Exhibit A to this proxy statement. Under the proposed Investment Sub-Advisory Agreement, UBS Global AM would act as Sub-Adviser to the Fund with regard to selecting the Fund's investments and placing all orders for purchases and sales of the Fund's securities, subject to the direction and supervision of the BB&T Funds' Board of Trustees and BB&T, any written guidelines adopted by the Fund's Board of Trustees or BB&T and furnished to UBS Global AM, and in accordance with the Fund's written investment restrictions.

     Consideration of the proposed Investment Sub-Advisory Agreement is being requested because the Board of Trustees and BB&T believe that it would be in the Shareholders' best interests to have talented investment personnel with extensive experience and a proven track record with international equities managing the Fund's assets. Specifically, the Trustees believe that it would be beneficial to the Fund and its shareholders to add a sub-adviser with the international expertise of UBS Global AM.

     Here are some of the factors you should consider in determining whether to approve the proposed Investment Sub-Advisory Agreement:

     - The Board of Trustees has unanimously approved the proposed Investment Sub-Advisory Agreement;

     - There will be no material change in the Fund's investment objective or policies as a result of approval of the proposed Investment Sub-Advisory Agreement;

     - UBS Global AM will provide investment management sub-advisory services to the Fund subject to the direction and supervision of the Board of Trustees and BB&T;

     - BB&T will continue to review, supervise and administer the Fund's investment program;

     - There will be no change in the fees payable by the Fund to BB&T for advisory services as a result of approval of the proposed Sub-Advisory Agreement; and

     - There will be a reduction in the fees payable by BB&T for sub-advisory services as a result of approval of the proposed Sub-Advisory Agreement and the change of sub-advisers.

CURRENT INVESTMENT ADVISORY CONTRACT

     At the present time, BB&T serves as investment adviser to the Trust pursuant to an investment advisory agreement dated February 1, 2001 (the "Investment Advisory Agreement"). The predecessor Investment Advisory Agreement was last submitted to a vote of the initial shareholder of the Fund on December 1, 1999.(1) The Investment Advisory Agreement will continue in effect as to the Fund from year to year, if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The Investment Advisory Agreement may be terminated as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by BB&T. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

     Under the Investment Advisory Agreement, BB&T may make the day-to-day investment decisions for the Fund or employ a sub-adviser at its expense to provide day-to-day management. Regardless of whether it employs a sub-adviser, BB&T continuously reviews, supervises and administers the Fund's investment programs. As consideration for its services, the Adviser is entitled to a fee of one percent

---------------

(1)In 2000, Branch Banking and Trust Company (the "Bank"), the former investment adviser, reorganized its investment advisory division as BB&T Asset Management, Inc., a separate, wholly-owned subsidiary of the Bank. Management and investment advisory personnel of the Bank that provided investment management services to BB&T Funds continued to do so as the personnel of BB&T Asset Management, Inc. As a result, the reorganization was not an "assignment" of the investment advisory contract for purposes of the Investment Company Act of 1940 and, therefore, a shareholder vote was not required.

(1.00%) of the Fund's average daily net assets. The Adviser and the Fund's administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.68% for Class A shares for the period beginning October 1, 2003 and ending on September 30, 2004. For the fiscal year ended September 30, 2002, the Fund paid investment advisory fees to the Adviser equal to $1,411,157 after taking into account fee waivers/reimbursements.

CURRENT INVESTMENT SUB-ADVISORY AGREEMENT

     On February 27, 2003, the Board of Trustees decided not to renew the investment sub-advisory agreement dated February 1, 2001 (the "BlackRock Investment Sub-Advisory Agreement") with BlackRock International Limited ("BlackRock International") and to replace BlackRock International with UBS Global AM as the investment sub-advisor to the Fund.

     Effective as of the close of business on April 25, 2003, the Adviser terminated the BlackRock Investment Sub-Advisory Agreement and engaged UBS Global AM to provide investment management sub-advisory services to the Fund. As permitted under the 1940 Act, UBS Global AM began providing investment management sub-advisory services to the Fund on April 28, 2003 under an interim sub-advisory agreement with the Adviser. UBS Global AM will continue to provide such services until shareholder approval of an investment sub-advisory agreement with the Adviser (the "UBS Global AM Investment Sub-Advisory Agreement") is obtained, or, absent such approval, for no longer than 150 days. The terms of the interim sub-advisory agreement and the UBS Global AM Investment Sub-Advisory Agreement, as described more fully below under "Proposed Investment Sub-Advisory Agreement," are identical except for the duration provision, which requires that the interim sub-advisory agreement continues for no longer than 150 days. Under the UBS Global AM Sub-Advisory Agreement and the interim sub-advisory agreement, UBS Global AM will: (i) provide investment management sub-advisory services to the Fund; and (ii) select investments and place all orders for purchases and sales of the Fund's securities, subject to (a) the direction and supervision of the BB&T Funds' Board of Trustees and the Adviser,
(b) any written guidelines adopted by the Fund's Board of Trustees or the Adviser and furnished to UBS Global AM, (c) and in accordance with the Fund's written investment restrictions.

     Under the BlackRock Investment Sub-Advisory Agreement, BlackRock International served as the Sub-Adviser to the Fund. The BlackRock Investment Sub-Advisory Agreement was last submitted to a consent of the original shareholder of the Fund on January 2, 1997, the date the Fund commenced operations. The BlackRock Investment Sub-Advisory Agreement would have continued in effect from year to year, if such continuance was approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The BlackRock Investment Sub-Advisory Agreement could be terminated at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by BB&T. The BlackRock Sub-Investment Advisory Agreement also would terminate automatically in the event of any assignment, as defined in the 1940 Act.

     Under the BlackRock Investment Sub-Advisory Agreement, BlackRock International managed the Fund, selected its investments and placed all orders for purchases and sales of each Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T and in accordance with the Fund's investment objectives, policies and restrictions.

     More specifically, BlackRock International performed the following services: (i) prepared, subject to BB&T's approval, lists of foreign countries for investment by the Fund and determined, from time to time, what securities and other investments were to be purchased, retained or sold for the Fund, including, with the assistance of BB&T, the Fund's investments in futures and forward currency contracts; (ii) although not explicitly required to under the BlackRock Investment Sub-Advisory Agreement, BlackRock International voted proxies solicited by, or with respect to, the issuer of securities held in the Fund; (iii) managed in consultation with BB&T the Fund's temporary investments in securities; (iv) placed orders for the Fund either directly with the issuer or with any broker or dealer; (v) valued the Fund's assets; (vi) managed the Fund's overall cash position and determined, from time to time, what portion of the Fund's assets were to be held in different currencies; (vii) provided BB&T with foreign broker research and reviews of international economic and investment developments; (viii) attended regular business and investment-related meetings with the Trust's Board of Trustees and BB&T upon request; and (ix) maintained books and records with respect to the securities transactions for the Fund and furnished BB&T and the Board of Trustees with reports upon request.

     As consideration for its services, BlackRock International was entitled to a fee of fifty one-hundredths of one percent (0.50%) of the first $50 million of the Fund's average daily net assets, forty-five one-hundredths of one percent (0.45%) of the next $50 million of the Fund's average daily net assets, and forty one-hundredths of one percent (0.40%) above $100 million of the Fund's average daily net assets. For the fiscal year ended September 30, 2002, BB&T paid BlackRock International $639,283 for sub-advisory services to the Fund.

     Under the BlackRock Investment Sub-Advisory Agreement, BlackRock International was not liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Trust or the Fund in connection with the matters to which the BlackRock Investment Sub-Advisory Agreement related, except that BlackRock International was liable to the Adviser for a loss resulting from a breach of fiduciary duty by BlackRock International under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BlackRock International in the performance of its duties or from reckless disregard by it of its obligations or duties under the BlackRock Investment Sub-Advisory Agreement. In no case was BlackRock International liable for actions taken or non-actions with respect to the performance of services under the BlackRock Investment Sub-Advisory Agreement based upon specific information, instructions or requests given or made to BlackRock International by the Adviser.

     BlackRock International is an indirect wholly owned subsidiary of BlackRock, Inc. one of the largest publicly traded investment management firms in the United States with $272.8 billion of assets under management as of December 31, 2002. BlackRock International is a member of The PNC Financial Services Group, Inc., one of the largest diversified financial services organization in the United States. BlackRock International has offices a 7 Castle Street, Edinburgh, Scotland EH2 3AH.

PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

     Under the proposed UBS Global AM Investment Sub-Advisory Agreement, if approved, BB&T will continue to have full responsibility for providing investment advisory services to the Fund. BB&T will discharge this responsibility in part through retention of UBS Global AM, at BB&T's sole expense, to provide management sub-advisory services to the Fund. BB&T will oversee the activities of UBS Global AM and will be responsible for setting any policies it deems appropriate for UBS Global AM's activities, subject to the direction of the Fund's Trustees. Shareholders of the Fund will continue to receive the benefits of BB&T's supervision of the management of the Fund and, under the proposed arrangement, will receive the additional benefit of UBS Global AM's investment advisory services. The combined contributions of BB&T and UBS Global AM to the Fund's management should enhance the level of service to the Shareholders.

     The proposed UBS Global AM Investment Sub-Advisory Agreement will become effective on the date approved by the Shareholders and, unless sooner terminated, will continue for an initial term ending September 30, 2004. Thereafter, the UBS Global AM Investment Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. The UBS Global AM Investment Sub-Advisory Agreement may be terminated at any time on not more than 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, by BB&T or by UBS Global AM. The proposed UBS Global AM Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act or termination of the Investment Advisory Agreement, except that UBS Global AM may enter into arrangements with its affiliates to provide certain services.

     Pursuant to the UBS Global AM Investment Sub-Advisory Agreement, UBS Global AM would provide investment sub-advisory services to the Fund, select its investments and place all orders for purchases and sales of securities, subject to the direction and supervision of the Fund's Board of Trustees and the Adviser, the Fund's written investment limitations, procedures and guidelines established by BB&T or by the Board that have been furnished in writing to UBS Global AM; and the provisions of the 1940 Act and the rules and regulations thereunder applicable to the Fund and the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

     More specifically, UBS Global AM would perform the following services for the Fund: (i) provide a continuous investment program for the assets of the Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Fund; (ii) determine from time to time what investments will be purchased, retained or sold by the Fund; (iii) place orders for all purchases and sales of the investments made for the Fund; (iv) vote proxies solicited by, or with respect to, the issuer of securities held in the Fund; (v) maintain the books and records required in connection with its duties hereunder; (vi) provide the Board of Trustees of the Fund and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Fund and make available to the Board of Trustees of the Fund and the Adviser any economic, statistical and investment services that UBS Global AM normally makes available to its institutional or other customers; (vii) as instructed by the Adviser, communicate (on each day that a purchase or sale of a security is effected for the Fund) to the Adviser and the Trust's custodian and fund accountants certain details regarding the purchase or sale of a security by the Fund; and (viii) keep the Adviser informed of developments materially affecting the Fund. UBS Global AM will bear those expenses expressly stated to be payable by it under the UBS Global AM Investment Sub-Advisory Agreement.

     In consideration for the services provided and expenses assumed under the UBS Global AM Investment Sub-Advisory Agreement, BB&T has agreed to pay UBS Global AM a fee, computed daily and paid monthly, at an annual rate of forty-five one-hundredths of one percent (0.45%) of the Fund's average daily net assets on the first $50 million in Fund assets, forty-three one-hundredths of one percent (0.43%) of the Fund's average daily net assets on the next $50 million, and thirty-eight one-hundredths of one percent (0.38%) of the Fund's average daily net assets over $100 million. BB&T will bear the sole responsibility for the payment of the sub-advisory fee to UBS Global AM.

     Under the proposed UBS Global AM Investment Sub-Advisory Agreement, UBS Global AM, its directors, officers, employees, agents and affiliates are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or the Adviser or their shareholders in connection with the matters to which the proposed Investment Sub-Advisory Agreement relates, except that UBS Global AM is liable for losses resulting from its willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from the reckless disregard of its obligations and duties under the proposed UBS Global AM Investment Sub-Advisory Agreement.

     In unanimously approving the proposed UBS Global AM Investment Sub-Advisory Agreement and recommending its approval by Shareholders, the Trustees of the Fund, including the independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the independent Trustees included the nature, quality and extent of the services to be provided by UBS Global AM and data on investment performance, management fees and expense ratios of competitive funds. Specifically, the Trustees considered the following with respect to UBS Global AM: (i) its research and investment philosophy; (ii) the global composition of its management team, which is designed to enhance on-site presence and relationship development with management of the portfolio companies; (iii) management team compensation arrangements; (iv) risk management measures; (iv) performance of accounts similar to the Fund that are managed by UBS Global AM; and (vi) the sub-advisory fees to be paid to UBS Global AM. After considering these factors, the Trustees concluded that the proposed UBS Global AM Investment Sub-Advisory Agreement would be beneficial to the Fund and to its Shareholders.

     The Trustees recommend that the Shareholders of the Fund vote to approve the proposed UBS Global AM Investment Sub-Advisory Agreement, thereby appointing UBS Global AM as the Investment Sub-Adviser to the Fund. Approval by Shareholders of the UBS Global AM Investment Sub-Advisory Agreement will result in (i) no change to the contractual rate of the advisory fees payable to the Adviser; and (ii) a decrease in the contractual rate of the investment sub-advisory fees payable to the Sub-Adviser. Although such sub-advisory fees are borne solely by BB&T and not by the Fund, BB&T has agreed to waive a portion of its advisory fees payable by the Fund equal to the full amount of the savings involved, thus passing the full benefits of the sub-advisory rate reduction through to shareholders of the Fund. Although BB&T may discontinue this waiver at any time, it intends to continue such waiver indefinitely.

     In the event that holders of a majority of the outstanding Shares of the Fund vote in the negative with respect to the proposed UBS Global AM Investment Sub-Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of the Fund's Shareholders.

     The Trustees unanimously recommend that Shareholders of the Fund vote to approve the proposed UBS Global AM Investment Sub-Advisory Agreement.

                             ADDITIONAL INFORMATION

  INFORMATION ABOUT THE ADVISER

     BB&T is the investment adviser for the Fund. BB&T is a wholly-owned subsidiary of BB&T Corporation, a financial holding company that is a North Carolina corporation, headquartered at 200 West Second Street, Winston-Salem, North Carolina 27102. As of March 31, 2003, BB&T Corporation had assets of approximately $79.6 billion. Through its subsidiaries, BB&T Corporation operates over 1,100 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia, and Washington, D.C., providing a broad range of financial services to individuals and businesses.

     In addition to general commercial, mortgage and retail banking services, BB&T Corporation also provides trust, investment, insurance and travel services. BB&T Corporation has provided investment management services through its Trust and Investment Services Division since 1912. While BB&T has not provided investment advisory services to registered investment companies other than the BB&T Funds, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the BB&T Funds. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 19 years. BB&T currently manages assets of more than $10.5 billion.

     The name, address, and principal occupation of the principal executive officer and each director of BB&T are as follows:

                              POSITION(S) HELD WITH
NAME AND ADDRESS              BB&T                     PRINCIPAL OCCUPATION
----------------              ---------------------    --------------------
David R. Ellis                Director, Senior Vice    Director of Asset
434 Fayetteville Street       President                Allocation and Risk
Raleigh, NC 27601                                      Management, BB&T
Paige C. Henderson            Director, Senior Vice    Director of Core Equity
434 Fayetteville Street       President                Portfolio Management,
Raleigh, NC 27601                                      BB&T
Richard B. Jones              Director, Senior Vice    Director of Value
434 Fayetteville Street       President                Equity Portfolio
Raleigh, NC 27601                                      Management, BB&T
Keith F. Karlawish            Director, President      President, Chief
434 Fayetteville Street                                Investment Officer,
Raleigh, NC 27601                                      BB&T

                              POSITION(S) HELD WITH
NAME AND ADDRESS              BB&T                     PRINCIPAL OCCUPATION
----------------              ---------------------    --------------------
James L. Luke                 Director, Senior Vice    Director of Growth
434 Fayetteville Street       President                Equity Portfolio
Raleigh, NC 27601                                      Management, BB&T
Raymond K. McCulloch          Director                 Executive Vice
434 Fayetteville Street                                President and Trust
Raleigh, NC 27601                                      Division Manager,
                                                       Branch Banking and
                                                       Trust Company
Kenneth L. Miller, Jr.        Chairman                 Executive Vice
200 West Second Street                                 President and Corporate
Winston-Salem, NC 27102                                Financial Services
                                                       Manager, BB&T
                                                       Corporation
Robert F. Millikan            Director, Senior Vice    Director of
434 Fayetteville Street       President                Fixed-Income Portfolio
Raleigh, NC 27601                                      Management, BB&T
Mark J. Wenick                Director, Senior Vice    Director of Investment
434 Fayetteville Street       President                Product Distribution
Raleigh, NC 27601

     Kenneth L. Miller, Jr., Chairman of the Board of Directors of BB&T, is also a Trustee of the Trust. E.G. Purcell, III, Senior Vice President of BB&T, is also a Vice President of the Trust. Kelly F. Clark, Vice President and Secretary of BB&T, is also a Vice President of the Trust. W. Ray Long, a shareholder of BB&T Corporation, is also a Trustee of the Trust.

     No Trustee of the Trust has made a purchase or sale, or has had any material interest, direct or indirect, in any material transaction or in any material proposed transaction with, BB&T or its affiliates since the beginning of the Fund's most recent fiscal year. No officer of the Trust owns securities or has any other material direct or indirect interest in BB&T or its affiliates.

  INFORMATION ABOUT UBS GLOBAL AM

     UBS Global AM is a registered investment adviser under the Investment Advisers Act of 1940. It was organized as a Delaware corporation on June 19, 1989. UBS Global AM is an indirect wholly-owned subsidiary of UBS AG.

                                                             PERCENT OF VOTING
                                                              SHARES OWNED BY
                                                                 IMMEDIATE
ENTITY                    ADDRESS          BASIS OF CONTROL       PARENT
------                    -------          ----------------  -----------------
UBS AG             Bahnhofstrasse 45       Parent Company    100% of UBS
                                                             Americas Inc.
                   CH-8001
                   Zurich Switzerland and
                   Aeschenplatz 6
                   CH-4051
                   Basel Switzerland
UBS Americas Inc.  677 Washington Blvd.    Holding Company   100% of UBS (USA)
                                                             Inc.
                   Stamford, CT 06901
UBS (USA) Inc.     677 Washington Blvd.    Holding Company   100% of UBS
                                                             Global AM
                   Stamford, CT 06901
UBS Global AM      One North Wacker Drive  N/A               N/A
                   Chicago, IL 60606

     UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM had approximately $34.0 billion in assets under management and the Group had approximately $403 billion in assets under management.

     The name, address, and principal occupation of the principal executive officer and each member of the board of directors of UBS Global AM are as follows:

                                 POSITION(S) HELD WITH
NAME AND ADDRESS                 UBS GLOBAL AM          PRINCIPAL OCCUPATION
----------------                 ---------------------  --------------------
Brian M. Storms                  Chairman, President    Chairman, President and
51 West 52nd Street              and CEO                CEO
New York, NY 10019
Jeffrey J. Diermeier             Director and General   Global Chief Investment
One North Wacker Drive           Manager                Officer
Chicago, IL 60606

                                 POSITION(S) HELD WITH
NAME AND ADDRESS                 UBS GLOBAL AM          PRINCIPAL OCCUPATION
----------------                 ---------------------  --------------------
Joseph A. Varnas                 Director and Managing  Chief Operating Officer
51 West 52nd Street              Director
New York, NY 10019
Robert P. Wolfangel              Director and           Chief Financial Officer
51 West 52nd Street              Executive Director
New York, NY 10019

     If approved by shareholders, the Fund will be managed by investment management teams at UBS Global AM. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

     The following table shows other investment companies advised by UBS Global AM with investment objectives similar to the Fund.

                                        ASSETS
                       MOST RECENT   AS OF FISCAL                              ADVISORY FEE
                       FISCAL YEAR     YEAR END                              PAID AS OF FISCAL
FUND NAME                  END       IN MILLIONS       ADVISORY FEE RATE         YEAR END*
---------              -----------   ------------      -----------------     -----------------
UBS International        6/30/02       $101,315              0.80%               *$496,495
  Equity Fund
UBS Global Equity        6/30/02       $ 57,337              0.80%               *$216,198
  Fund
Vision International     4/30/02       $ 45,794     First $50 million 0.40%      $ 152,950
  Equity Fund                                       Next $150 million 0.35%
                                                    Over $200 million 0.30%

    *Amount indicated is pursuant to a waiver or reduction in the advisory fee by UBS Global AM.

     UBS Global AM will determine the allocation of portfolio transactions to various dealers in a manner deemed fair and reasonable over a period of time. Within the guidelines set forth by applicable law, the major consideration in portfolio transactions will be the best available price and most favorable execution. UBS Global AM may, when placing portfolio transactions for securities on behalf of the Fund, cause the Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction in return for research products and/or services provided to UBS Global AM or the Adviser. Information so received is in addition to and not in lieu of services required to be performed by UBS Global AM or the Adviser and does not reduce the advisory fees payable to the Adviser by the Trust or the sub-advisory fee payable to UBS Global AM by the Adviser.

     UBS Global AM is not affiliated with the Adviser. No Trustee of the Trust has made a purchase or sale of any securities, or has had any material interest, direct or indirect, in any material transaction or any material proposed transaction with, UBS Global AM or its affiliates since the beginning of the Fund's most recent fiscal year. No officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of UBS Global AM. No officer of the Trust owns securities or has any other material direct or indirect interest in UBS Global AM or its affiliates.

  INFORMATION ABOUT THE ADMINISTRATOR AND DISTRIBUTOR

     BISYS Fund Services, LP (the "Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust's Administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

     BISYS Fund Services LP (the "Distributor"), also serves as the distributor of the Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

  PORTFOLIO TRANSACTIONS

     During the Fund's fiscal year ended September 30, 2002, the Fund paid $558,327 in brokerage commissions. No brokerage commissions were paid to affiliated brokers of the Fund, the Adviser or UBS Global AM on account of trading for the Fund.

  OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     Shareholder proposals to be presented at any future meeting of Shareholders of the Fund must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusions in the proxy materials relating to that meeting.

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

JUNE 30, 2003

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                   EXHIBIT A
                                    FORM OF
                             SUB-ADVISORY CONTRACT

     This agreement (the "Contract"), dated as of      , 2003, is between BB&T
Asset Management, Inc., a North Carolina corporation with an office in Raleigh, North Carolina (the "Manager"), and UBS Global Asset Management (Americas) Inc., a Delaware corporation (the "Sub-Adviser").

                                   RECITALS:

     (1) Manager has entered into an Investment Advisory Contract, dated as of February 1, 2001 ("Advisory Contract"), with BB&T Funds (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the series of the Trust designated as the International Equity Fund (the "Series");

     (2) Manager wishes to retain the Sub-Adviser to furnish certain investment advisory services to Manager and the Series; and

     (3) The Sub-Adviser is willing to furnish such services upon the terms and conditions and for the compensation set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Manager and the Sub-Adviser agree as follows:

     1. Appointment. Manager hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Series for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, in exchange for the compensation herein provided. The Sub-Adviser shall, for all purposes herein, be deemed to be an independent contractor and shall not, except as expressly provided or authorized, have the authority to act for or to represent the Series or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

     2. Duties as Sub-Adviser.

     (a) Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by Manager, and any written guidelines adopted by the Board or Manager and furnished to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of the Series, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Series or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Series or Segment. The Sub-

Adviser will be responsible for placing purchase and sell orders with broker-dealers, which may include broker-dealers affiliated with Sub-Adviser, subject to compliance with Rule 17e-1 under the 1940 Act for investments and for other related transactions for the Series or Segment. Manager delegates to Sub-Adviser and Sub-Adviser shall have the responsibility and authority to vote proxies solicited by, or with respect to, the issuers of securities held in the Series or the Sub-Adviser's Segment of the Series. Manager shall provide (or cause the Series' custodian to provide) to Sub-Adviser all proxy solicitation materials and shall assist Sub-Adviser in its efforts to conduct the proxy voting process. The Sub-Adviser will provide services under this Contract in accordance with the Series' investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (the "Registration Statement"). Manager agrees that Sub-Adviser shall not be charged with knowledge of any of the foregoing until such information is received (in written form) by Sub-Adviser.

     (b) The Sub-Adviser agrees that, in placing orders with broker-dealers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Series, the Sub-Adviser may, in its discretion, use broker-dealers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series or Segment, and the Sub-Adviser may pay to those broker-dealers in return for brokerage and research services a higher commission than may be charged by other broker-dealers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser and its affiliates to the Series or its other clients over which they have investment discretion and that the total commissions paid by the Series or Segment will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to the Manager, the Trust or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Series or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Series and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts over a period of time on a fair and equitable basis relative to each account. Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Segment.

     (c) The Sub-Adviser will maintain, in connection with the Sub-Adviser's investment advisory obligations provided to the Series, all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Series or Segment, and will furnish the Board and Manager with such periodic and special reports as the Board or Manager reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Series are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records or copies thereof that it maintains for the Series upon request by the Trust or Manager; provided, however, that Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable law. Notwithstanding the foregoing, the Sub-Adviser has no responsibility for the maintenance of the Trust's records, except insofar as directly related to the services provided to the Series.

     (d) At such times as shall be reasonably requested by the Board or Manager, the Sub-Adviser will provide the Board and Manager with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Series or Segment and make available to the Board and Manager any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

     (e) The Sub-Adviser will not make loans to any person to purchase or carry shares in the Trust or make loans to the Trust.

     (f) During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with the performance of its services under this Contract, other than: the cost of securities (including brokerage commissions, if any) purchased for the Series. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Trust or any Series including, but not limited to, taxes, interest, brokerage fees and commissions and any extraordinary expense items.

     (g) By SWIFT messaging, the Sub-Adviser will communicate to the Manager and to the Trust's custodian and fund accountants as instructed by Manager on each day that a purchase or sale of a security is effected for the Series (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale was effected,
(iv) the CUSIP number of the security, if any, and (v) such other information as the Manager may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Contract.

     (h) The Sub-Adviser will promptly review all (i) reports of security holdings in the Series, (ii) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (iii) current cash position reports (including cash available from portfolio sales and maturities and sales of the Series' shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Trust (or the Series' custodian) and will report any material errors or discrepancies in such reports to the Series' custodian within three (3) business days after discovery of such discrepancies. Manager agrees that Sub-Adviser shall not be charged with knowledge of any of the foregoing until such information is received (in written form) by Sub-Adviser.

     3. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will (a) act in conformity with the Series' investment strategies and restrictions as stated in the Trust's Registration Statement and with the written instructions and written directions of the Board or the Manager, subject to receipt of such additional information as may be required from the Manager in accordance with this Contract, and (b) comply, in connection with the Sub-Adviser's investment advisory obligations provided to the Series, with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and with the rules under each, (c) manage the Series so that, to the extent within the control of Sub-Adviser, the Series will qualify at all times as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"), as applicable to regulated investment companies; and (d) comply with all other federal and state laws and regulations applicable to the Trust and the Series.

     Sub-Adviser does not represent or warrant that it will achieve the investment objective of the Series.

     4. Duties of Manager. Manager agrees to provide to the Sub-Adviser copies of the Trust's current Registration Statement, written instructions and directions of the Board and Manager, and any written policies or procedures adopted by the Board applicable to the Series and any amendments, revisions or supplements to any of these materials as soon as practicable after such materials become available. Manager further agrees to identify to the Sub-Adviser (in writing) any broker-dealers that are affiliated with the Manager or the Trust. Manager shall provide (or cause the Series' custodian to provide) timely information to Sub-Adviser regarding such matters as the composition of assets of the Series, cash requirements and cash available for investment in the Series, and all other reasonable information as may be necessary for Sub-Adviser to perform its duties and responsibilities herein. Manager agrees that Sub-Adviser shall not be charged with knowledge of any of the foregoing until such information is received (in written form) by Sub-Adviser.

     5. Compensation.

     (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract in respect of the Series, Manager will pay to the Sub-Adviser a sub-advisory fee, specified in Exhibit A to this Contract. If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Series within the Sub-Adviser's Segment.

     (b) If this Contract becomes effective or terminates as to the Series before the calendar end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs with respect to such Series.

     6. Limitation of Liability. Neither the Sub-Adviser, nor any of its directors, officers, employees, agents, or affiliates shall be liable for any error of judgment or mistake of law or for any loss suffered by the Series, the Trust, the Manager or their shareholders, in connection with the matters to which this Contract relates, except for losses resulting from the Sub-Adviser's
(a) willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or (b) from the reckless disregard of its obligations and duties under this Contract. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

     7. Representations of the Sub-Adviser.

     (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act, the Advisers Act, or any other applicable federal, state, regulatory, or industry self-regulatory agency's requirements, from performing the investment advisory services contemplated by this Contract; (iii) has the authority to enter into and perform the services contemplated by this Contract; and (iv) will promptly notify Manager of any event that would disqualify the Sub-Adviser from providing investment advisory services as a sub-adviser of an investment company pursuant to Section 9(a) of the 1940 Act or a provision of the Advisers Act.

     (b) The Sub-Adviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and has provided Manager with a copy of such code of ethics. Manager acknowledges receipt of Sub-Adviser's current code of ethics. Within thirty days of the end of the last calendar quarter of each full or partial year that this Contract is in effect, the appropriate compliance person of Sub-Adviser shall provide to Manager any certifications required by Rule 17j-1 that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

     (c) The Sub-Adviser has provided Manager with a copy of its Form ADV (including Part II thereof), as most recently filed with the SEC.

     8. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser and its affiliates shall be free to furnish similar services to others (including other investment companies) so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Sub-Adviser, who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. Manager acknowledges that Sub-Adviser and its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients' accounts or employee accounts which may invest in some of the same securities recommended to advisory clients. In addition, advice provided by the Sub-Adviser may differ from advice given by its affiliates.

     9. Duration and Termination.

     (a) This Contract shall become effective as to the Series upon the latest of (i) the date of its execution by both parties, (ii) the date of its approval by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval or
(iii) if required by the 1940 Act, the date of its approval by a majority of the respective Series' outstanding voting securities, unless in the case of (iii), the Trust complies with the terms of any SEC exemptive order or rule permitting it to enter into or modify the Contract without such vote.

     (b) Unless sooner terminated as provided herein as to the Series, this Contract shall continue until September 30, 2004. Thereafter, if not terminated as to the Series, this Contract shall automatically renew and continue thereafter for successive periods of 12 consecutive months each; subject to the condition that such continuance is specifically approved at least annually: (i) by a vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by either the Board or by a vote of a majority of the outstanding voting securities of such Series.

     (c) Notwithstanding the foregoing, with respect to the Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Series on not more than 60 days' written notice to the Sub-Adviser. The Manager, after providing 60 days' prior written notice to Sub-Adviser, may also terminate the Contract, without payment of penalty (i) in the event of a material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 7 of this Contract if such breach is not cured within a 20 day period after written notice from Manager to Sub-Adviser of such breach, or (ii) if, in the reasonable judgment of Manager, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract. The Sub-Adviser may terminate this Contract at any time, without payment of any penalty, on 60 days' written notice to Manager. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Series, as applicable, except to the extent permitted by Paragraph 16 hereof.

     10. Amendment of this Contract. This Contract may not be waived, modified, or amended without such waiver, modification, or amendment written in an instrument signed by all parties hereto. No amendment of this Contract as to the Series shall be effective until approved by vote of (i) a majority of the Independent Trustees and (ii) a majority of the Series' outstanding voting securities unless in the case of (ii), the Trust complies with the terms of any SEC exemptive order or rule permitting it to modify to the Contract without such vote. A party's failure to insist at any time upon strict compliance with this Contract will not constitute a waiver by either party of any of its rights.

     11. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Illinois, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Illinois conflict with the applicable provisions of the 1940 Act, the latter shall control.

     12. Miscellaneous. (a) This Contract, including any Exhibits, contains the entire understanding between Manager and the Sub-Adviser, with respect to its subject matter and supercedes all prior and contemporaneous oral and written understandings and agreements. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "dealer," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

     (b) Sub-Adviser acknowledges that it will provide its services hereunder in accordance with its fiduciary obligations and will manage the Series only in the best interests of the Series.

     13. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Manager upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail
- return receipt requested, or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Manager will be sent to the attention of Keith Karlawish, at 434 Fayetteville Street Mall, Raleigh, North Carolina 27601. All notices provided to the Sub-Adviser will be sent to the attention of Lisa Blake, UBS Global Asset Management, 51 W. 52nd Street, New York, New York 10019.

     14. Use of Name of Sub-Adviser. Without the prior express written consent of the Sub-Adviser, Manager agrees that it shall not (i) use the name, logo, insignia, or other identifying mark of Sub-Adviser or any affiliated person of Sub-Adviser or any derivative of any logo or trade or service mark thereof, or
(ii) describe Sub-Adviser, or any affiliated person of Sub-Adviser, or disclose information related to the business of the Sub-Adviser or any of its affiliates, in any manner, in any materials, including registration statements and marketing and sales materials, without (a) providing such materials to Sub-Adviser within a reasonable time prior to such proposed use, and providing Sub-Adviser reasonable time to approve, modify or reject such materials; and (b) Sub-Adviser's written prior approval thereof. Sub-Adviser agrees that it shall not unreasonably withhold approval of any such materials. Manager and Sub-Adviser agree that, as between the parties, the Sub-Adviser owns all rights, title, and interest to (and shall remain the exclusive owner of) all intellectual property rights related to "UBS".

     15. Disclosure. Manager acknowledges receipt of the Sub-Adviser's Form ADV, Part II, more than forty-eight (48) hours prior to execution of this Contract.

     16. Supplemental Services. The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser, or with unaffiliated third parties, to better enable the Sub-Adviser to fulfill its obligations under this Contract for the provision of certain personnel and facilities to the Sub-Adviser.

     17. Confidentiality.

     Each party to this Contract shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized in writing such disclosure or if such disclosure is expressly required by applicable federal or state regulatory authorities. Nonpublic information shall not include information a party to this Contract can clearly establish was (a) known to the party prior to this Contract and in possession of the receiving party who in good faith believes that such information is without any obligation of confidentiality; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Contract; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

     18. Representations of the Manager.

     The Manager represents that it (i) has obtained all approvals required under the 1940 Act, (ii) is not prohibited by any contract, or by the 1940 Act, the Advisers Act, or any other applicable federal, state, regulatory, or industry self-regulatory agency's requirements, from entering this Contract,
(iii) is registered as an investment adviser under the Advisers Act; (iv) has the authority to enter into this Contract; and (v) will promptly notify Sub-Adviser upon termination of the Advisory Contract as it relates to the Series.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the dates written below.

BB&T Asset Management, Inc.

By:
----------------------------------
Name:
-------------------------------
Title:
--------------------------------
Date:
--------------------------------
UBS Global Asset Management (Americas) Inc.

By:
----------------------------------
Name:
-------------------------------
Title:
--------------------------------
Date:
--------------------------------

By:
----------------------------------
Name:
-------------------------------
Title:
--------------------------------
Date:
--------------------------------

                                   EXHIBIT A

FEE SCHEDULE

     For the services provided by Sub-Adviser pursuant to the attached Sub-Advisory Contract, the Manager will pay the Sub-Adviser a fee, computed daily and payable monthly, based on the average daily net assets at the following annual rates.

                                            ANNUAL ADVISORY FEE
                                                PAYABLE BY
FUND                                      MANAGER TO SUB-ADVISER
----                                     -------------------------
BB&T International Equity Fund           On the first $50,000,000   0.45%
                                         On the next $50,000,000    0.43%
                                         Over $100,000,000          0.38%

          PROXY TABULATOR
          P.O. BOX 9132
          HINGHAM, MA 02043-9132

*** CONTROL NUMBER: 999 999 999 999 99 ***


                                 THREE EASY WAYS TO VOTE YOUR PROXY.
-----------------------------------------------------------------------------------------------
     TO VOTE BY TELEPHONE          TO VOTE BY INTERNET         TO VOTE BY MAIL

1) Read the Proxy Statement   1) Read the Proxy Statement   1) Read the Proxy Statement.
   and have this Proxy card      and have this Proxy card
   at hand.                      at hand.
                                                            2) Check the appropriate
                                                               boxes on the reverse side.

2) Call 1-800-690-6903.       2) Go to: WWW.PROXYWEB.COM    3) Sign and date the Proxy card.

3) Enter the 14-digit number  3) Enter the 14-digit number  4) Return the Proxy card in the
   at left and follow the        at left and follow the        envelope provided.
   simple instructions.          simple instructions.
-----------------------------------------------------------------------------------------------
                     IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.
                                                           ------



BB&T INTERNATIONAL EQUITY FUND                                                      PROXY FOR A SPECIAL MEETING OF
                                                                                    SHAREHOLDERS ON AUGUST 1, 2003
This proxy is  solicited  by the Board of  Trustees of BB&T Funds for use ata  Special  Meeting of  Shareholders
("Special Meeting") to be held on August 1, 2003 at 4:00 p.m. Eastern Time at 3435 Stelzer Road, Columbus,  Ohio
43219.
The  undersigned  hereby  appoints  ________________  and  _________________,  each of them with  full  power of substitution  as proxies of the  undersigned,  to vote, as  designated on the reverse side, at the  above-stated
Special Meeting and at any and all adjournments  thereof,  all units of beneficial  interest in the Fund held of record by the undersigned on the record date for the Special  Meeting,  upon the following  matters and upon any other  matter  which  may  come  before  the  Special  Meeting  in  their  discretion.  The  undersigned  hereby acknowledges  receipt of the  Notice of Special  Meeting  dated  June _, 2003 and the Proxy  Statement  attached hereto.
                                                          |        Date: _______________________, 2003

                                                        *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN
                                                         THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE ***

                                                         -------------------------------------------------------


                                                         --------------------------------------------------------
                                                         Signature(s) of Shareholder(s)          (Sign in the Box)
                                                         IMPORTANT: Please sign legibly and exactly as name appears on this card. Joint owners must EACH sign the proxy. When
                                                         signing as executor, administrator, attorney, trustee or
                                                         guardian, or as custodian for a minor, please give the FULL title of such. If a corporation,  please  give the FULL
                                                         corporate name and indicate the signer's office. If a
                                                         partner,  please  sign in the partnership name.

|                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED               |                     BB&T













  LABEL BELOW FOR MIS USE ONLY!                     MIS EDITS:    # OF CHANGES ___/___ PRF 1 ___ PRF 2 ___
  PO# M8516
  BISYS                                             OK TO PRINT AS IS* ___ *By  signing  this form youare authorizing
  BB&T INTERNATIONAL EQUITY FUND                    MIS to print this form in its current state.
  ORIGINAL 2UP 5-30-03 KD
  MELISSA (BBTIEF)                                  ------------------------------------------------------------------
  REVIEW #1 5-30-03 JA                              SIGNATURE OF PERSON AUTHORIZING PRINTING                      DATE
  REVIEW #2 5-30-03 JA


|   PLEASE FILL IN ONE OF THE BOXES AS SHOWN USING BLACK OR BLUE INK OR   [X]  |
    NUMBER 2 PENCIL.
    PLEASE DO NOT USE FINE POINT PENS.




Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR all proposals listed below.


                                                                                FOR          AGAINST    ABSTAIN
PROPOSAL 1   Approval of the UBS Global AM Investment Sub-Advisory Agreement
             between BB&T Asset Management, Inc. and UBS Global AM Investment   [  ]           [  ]       [  ]
             Management Company.

PROPOSAL 2   Transaction of such other business as may properly come before the
             Special Meeting.

|     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED      BB&T            |



LABEL BELOW FOR MIS USE ONLY!                          MIS EDITS:  # OF CHANGES ___/___ PRF 1 ___ PRF 2 ___
PO# M8516
BISYS                                                  OK TO PRINT AS IS*___*By signing this form you are authorizing
BB&T INTERNATIONAL EQUITY FUND                         MIS to print this form in its current state.
ORIGINAL 2UP 5-30-03 KD
MELISSA (BBTIEB)                                       ---------------------------------------------------------------
REVIEW #1 5-30-03 JA                                   SIGNATURE OF PERSON AUTHORIZING PRINTING                   DATE